SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

January 9, 2006

Date of Report (Date of earliest event reported)

CNE GROUP, INC.

(Now known as Arrow Resources Development, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	1-9224	56-2346563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Carnegie Hall Tower

152 W. 57th Street

New York, New York 10019

(Address of principal executive offices)

(212) 262-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

Attached as Exhibit 99.1 are copies of the unaudited pro forma consolidated balance sheet and the consolidated statement of operations as of September 30, 2005 and the unaudited pro forma consolidated balance sheet and consolidated statements of operations for the year ended December 31, 2004. The pro forma statements reflect the effects of the recent acquisition of Arrow Resources Development, Ltd., a Bermuda company, and related transactions, which were consummated on November 2, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNE GROUP, INC. (now known as
ARROW RESOURCES DEVELOPMENT, INC.)

Date: January 9, 2006

	By:	/s/ Peter J.Frugone
Peter J. Frugone, Chief Executive Officer